DEBT
                                                              STRATEGIES
                                                              FUND III, INC.

                               [GRAPHIC OMITTED]

                                           STRATEGIC
                                                   Performance

                                                              Semi-Annual Report
                                                              August 31, 1999

                         DEBT STRATEGIES FUND III, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund III, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                 Debt Strategies Fund III, Inc., August 31, 1999

DEAR SHAREHOLDER

For the six-month period ended August 31, 1999, Debt Strategies Fund III, Inc.'s total investment return was +3.61%, based on a change in per share net asset value from $10.05 to $9.87, and assuming reinvestment of $0.493 per share income dividends. During the same six-month period, the net annualized yield of the Fund's Common Stock was 10.41%. Since inception (July 31, 1998) through August 31, 1999, the total investment return on the Fund's Common Stock was +8.68%, based on a change in per share net asset value from $10.00 to $9.87, and assuming reinvestment of $0.892 per share income dividends. At the end of the August period, the Fund was 28.4% leveraged as a percentage of total assets. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

Investment Approach

The Fund's performance reflects the ongoing difficulties experienced since 1998 in the markets in which the Fund invests. We would like to remind shareholders that Debt Strategies Fund III, Inc. is a diversified, closed-end Fund that seeks to provide current income by investing primarily in a diversified portfolio of debt securities, including leveraged bank loans and high-yield bonds that are rated in the lower rating categories of the established rating services, or unrated obligations of comparable quality. The leveraged bank loans in which the Fund invests are often senior secured obligations that offer investors greater principal protection than unsecured bonds. In addition, bank loans are floating rate instruments whose principal value generally does not move conversely with interest rate fluctuations, as is the case with fixed-income bonds. The high-yield bonds in which the Fund invests are often unsecured debt securities with a fixed rate of interest.

Market Review

Late in the summer of 1999, the high-yield bond market was pressured by disruptions in the equity and emerging markets, which resulted in a marked decrease in liquidity and, in turn, a decrease in prices in all three markets virtually across the board. These events negatively impacted the leveraged bank loan market as well.

After a brief period in early 1998 when the high-yield bond and bank loan markets had begun to stabilize, a combination of rising interest rates and widening credit spreads (that is, the spread over a risk-free investment that an investor requires to invest in high-yield bonds or leveraged loans) pushed the price of existing high-yield bond issues and bank loans (which were issued at narrower spreads) down. In addition, certain sectors experienced extreme difficulties.

During the latter half of the six-month period ended August 31, 1999, the interest rate environment dominated the US capital markets. Investors were concerned that the ongoing strength in the economy would prompt the Federal Reserve Board into a round of increasing of the Federal Funds rate. At the end of June, there was relief when the Federal Reserve Board only raised interest rates by 25 basis points (0.25%). However, there were continued signs of strength in the economy, and the Federal Reserve Board raised short-term interest rates another 0.25% on August 24, 1999. During the six-month period ended August 31, 1999, the bellwether ten-year Treasury yield increased 0.68% to 5.97%, while credit spreads in both the high-yield bond and bank loan markets increased throughout the period to near historic highs.

During the same period, a number of cyclical industries including paper, steel, and energy began to show signs of improvement. However, certain sectors such as healthcare and mining continued to experience difficulties resulting in credit deterioration and principal losses (realized and unrealized) for some of the Fund's holdings. The healthcare situation is particularly problematic in the long-term care sector (for example, nursing homes) as a result of Federal legislation that effectively cut Medicaid/Medicare reimbursement payments to these service providers by as much as 40%. The mining industry is suffering through cyclical troughs in a number of commodities.

This difficult market environment resulted in high-yield market outflows rather consistently since July, which, in turn, dampened investor interest in new issues. Despite a strong US economy, a rebound in the equity markets and default rates at near historic averages, the high-yield bond sector (as measured by the unmanaged Donaldson, Lufkin and Jenrette High Yield Index) generated a total return for the six-month period ended August 31, 1999 of +1.31%. Bank loans (as measured by the unmanaged Donaldson, Lufkin and Jenrette Leveraged Loan Index) fared better, given the floating rate nature of the asset class, and generated a total return of +3.86% for the same period. There continues to be a convergence of the leveraged bank loan market and the high-yield bond market.

Correlation Between Markets

There is a growing correlation between the leveraged loan market and the high-yield bond market. This correlation can be explained by the fact that high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although the bonds typically move to a greater degree than the bank loans.

In fact, an analysis by Donaldson, Lufkin and Jenrette suggests that the correlation is approximately 25% and that over time the loan market has produced 80% of the return of the high-yield bond market with only 30% of the volatility. That same study suggests that the leveraged loan market has virtually no correlation to any other major asset class (equities, investment-grade corporate bonds, government securities or emerging market bonds), thus providing investors with an attractive investment diversification alternative.

The "Risk/Reward of Various Assets" graph that appears on page 5 of this report to shareholders plots the annualized return and volatility experienced by several asset classes averaged over the last seven years, eight months. Asset classes resting on the line experienced a proportionate amount of return for the corresponding amount of risk. Asset classes falling below the capital markets line endured a disproportionate amount of risk relative to the return they achieved. Finally, asset classes lying above the line achieved higher returns than justified by the risk they experienced. Leveraged bank loans and high-yield bonds are the only asset classes to fall above the line, which illustrates that, compared to other asset classes, the bank loan and high-yield markets provide superior risk/reward characteristics. For these reasons, we are optimistic about the Fund's investment potential.

Investment Strategy

Throughout the six months ended August 31, 1999, the Fund's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. It is these characteristics that we believe provide optimal downside protection to the Fund's net asset value.

During the six months ended August 31, 1999, we focused on the new-issue market. These new issues were clearing the market at spreads higher than those required by investors earlier in the year. The new-issue transactions were also much more conservatively structured, with lower leverage and higher interest coverage as investors became more demanding. We continuously monitor our positions and manage the Fund's composition to reflect our views on industries and specific issuers.

At August 31, 1999, 49% of the Fund's assets were allocated to bonds and 51% to bank loans. This position reflected our belief that bonds were very compelling given the very wide credit spreads. More than 97% of the Fund's bank loan


                                     2 & 3

                                 Debt Strategies Fund III, Inc., August 31, 1999

holdings were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, such as the Federal Funds rate. Since the average interest rate reset across the bank loan portion of the Fund is about 45 days, the yield on that portion of the Fund will move within a two-month period of any change in the Federal Funds rate. The Fund's stated average maturity was approximately 7.2 years at August 31, 1999, but based on our experience, the Fund's holdings can be expected to have an actual average life of approximately 3 years - 4 years in response to the freely prepayable nature of the bank loans.

The Fund was approximately 28% leveraged as of August 31, 1999. While we have the ability to adjust leverage to react to market conditions, we believe the current level is appropriate given our strategy, and we expect leverage to remain at present levels.

The Fund's investments were spread across 150 issuers in 44 industries. See the "Portfolio Profile" section on page 22 of this report to shareholders, which provides listings of the Fund's ten largest holdings and five largest industries at August 31, 1999.

While we expect that the Federal Reserve Board may increase short-term interest rates by another 0.25% before year-end, and we acknowledge that this may put pressure on high-yield bond prices over the next few months, we are optimistic about the Fund as we enter the year 2000. This is based on our expectations for a continuation of the strong economy in the United States with a relatively stable interest rate environment, a gradual improvement in the Asian economies and a gradual decline in credit spreads to a more normal range.

In Conclusion

As difficult as the months of July and August 1999 were for the high-yield bond and leveraged loan markets and the Fund, their performances illustrate the bank loan market's ability to weather market fluctuations with less volatility than the high-yield bond market. This is what differentiates the Fund from a pure high-yield bond fund. This attribute continues to draw many new institutional buyers to the bank loan market. We believe that both the technical and fundamental aspects are improving in both the high-yield bond and bank loan sectors. We also believe we have positively positioned the Fund to follow further expected improvements in the marketplace in an effort to seek to enhance total return potential over the coming months.

We thank you for your investment in Debt Strategies Fund III, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Richard C. Kilbride

Richard C. Kilbride
Vice President and
Co-Portfolio Manager


/s/ Gilles Marchand

Gilles Marchand
Vice President and
Co-Portfolio Manager


/s/ Paul Travers

Paul Travers
Vice President and
Co-Portfolio Manager

October 15, 1999


Risk/Reward of Various Assets 1992 - July 1999

A line graph depicting the annualized return and volatility for various assets from 1992 to July 1999.

                               [GRAPHIC OMITTED]

                                       Volatility          Return
Broad Equity Market                      14.68%            19.94%
Emerging Market Bonds                    20.61%            14.08%
High Yield Bonds                          5.78%            10.56%
Leveraged Loans                           1.92%             8.44%
U.S. Long-Term Treasury Bonds             9.17%             8.81%
Investment Grade Bonds                    5.13%             7.73%
U.S. Intermediate Treasury Bonds          4.81%             6.25%
Mortgage Secs                             3.27%             6.85%
Money Market Secs                         .30%              4.46%
U.S. Inflation                            .56%              2.57%

Source: Calculated by Merrill Lynch using information and data presented in Ibbotson Investment Analysis Software, (C)1999 Ibbotson Associates, Inc. All rights reserved. Used with permission.

The assets used in the above analysis are represented by the following indexes:
US 30-day Treasury bill Index (Money Market Securities); Merrill Lynch Mortgage Index (Mortgage Securities); Ibbotson's U.S. IT (Intermediate Treasuries); Ibbotson's U.S. LT Index (Long-Term Treasuries); Merrill Lynch Corporate Index (Investment Grade Bonds); Donaldson, Lufkin & Jenrette HY Index (High Yield Bonds); Donaldson, Lufkin & Jenrette Leveraged Loan Index (Leveraged Loans); EMBI Fixed Rate Index (Emerging Market Bonds); and Standard & Poor's 500 Index (Broad Equity Market).


                                     4 & 5

                                 Debt Strategies Fund III, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS

                       S&P    Moody's     Face                                                                             Value
INDUSTRIES            Rating  Rating     Amount                  Corporate Debt Obligations                   Cost       (Note 1b)
====================================================================================================================================
Aircraft & Parts--1.7% B -      B3    $  500,000  Argo-Tech Corporation, 8.625% due 10/01/2007           $    476,340  $    440,000
                       B        B1       500,000  BE Aerospace, 9.50% due 11/01/2008                          500,000       500,000
                       B -      B3     1,000,000  Compass Aerospace Corp., 10.125% due 4/15/2005 (c)          965,257       895,000
                                                                                                         ------------  ------------
                                                                                                            1,941,597     1,835,000
====================================================================================================================================
Amusement &            B -      B3       450,000  AMC Entertainment Inc., 9.50% due 2/01/2011                 450,000       382,500
Recreational           B        B2       200,000  Carmike Cinemas Inc., 9.375% due 2/01/2009                  200,000       185,000
Services--1.4%         B -      B3       500,000  Hollywood Entertainment, 10.625% due 8/15/2004              511,250       482,500
                       B        B3       500,000  Loews Cineplex Entertainment, 8.875% due 8/01/2008          496,211       441,250
                                                                                                         ------------  ------------
                                                                                                            1,657,461     1,491,250
====================================================================================================================================
Apparel--2.7%          NR*      NR*    2,000,000  CS Brooks Canada, Inc., Term, due 6/25/2006 (a)           1,990,748     1,985,000
                       NR*      NR*      992,500  Norcross Safety Products, Term, due 12/31/2005 (a)          984,384       972,650
                                                                                                         ------------  ------------
                                                                                                            2,975,132     2,957,650
====================================================================================================================================
Automotive             B        B2       750,000  American Axle and Manufacturing Inc., 9.75%
Equipment--5.2%                                   due  3/01/2009                                              744,323       755,625
                       BB -     Ba3      500,000  American Bumper, Term B, due 10/31/2002 (a)                 498,832       500,469
                       BB -     Ba3    1,500,000  Collins & Aikman Corp., Term C, due 12/31/2005 (a)        1,496,377     1,495,313
                       B        B2       500,000  Group 1 Automotive Inc., 10.875% due 3/01/2009              489,211       485,000
                       B -      B3     2,000,000  Key Plastics, Inc., 10.25% due 3/15/2007                  1,981,566     1,890,000
                       B -      B3       400,000  Special Devices Inc., 11.375% due 12/15/2008                400,000       330,000
                       B        B2       250,000  Venture Holdings Trust, 11% due 6/01/2007 (c)               250,000       247,500
                                                                                                         ------------  ------------
                                                                                                            5,860,309     5,703,907
====================================================================================================================================
Broadcast--Radio &     B        B2     3,260,000  Ackerley Group Inc., 9% due 1/15/2009                     3,297,378     3,194,800
Television--7.6%       NR*      NR*    1,500,000  Benedek Broadcasting, Term, due 11/20/2007 (a)            1,497,788     1,498,125
                       CCC+     NR*      600,000  CD Radio Inc., 14.50% due 5/15/2009 (c)                     600,000       606,750
                       B -      B3       300,000  Citadel Broadcasting Company, 9.25% due 11/15/2008          312,750       298,500
                       CCC+     B3     1,000,000  Paxson Communications Corporation, 11.625%
                                                  due 10/01/2002                                            1,010,000     1,030,000
                       NR*      Caa1   2,800,000  Radio Unica Corp., 14.77% due 8/01/2006 (b)               1,734,589     1,694,000
                                                                                                         ------------  ------------
                                                                                                            8,452,505     8,322,175
====================================================================================================================================
Building &             B -      B2       325,000  Webb (Del E.) Corp., 10.25% due 2/15/2010                   319,909       305,500
Construction--0.3%
====================================================================================================================================
Building               B        B3     1,050,000  Amatek Industries Property Limited, 12%
Materials--1.7%                                   due 2/15/2008 (c)                                           996,957       987,000
                       B        B2       900,000  Republic Group Inc., 9.50% due 7/15/2008                    885,875       864,000
                                                                                                         ------------  ------------
                                                                                                            1,882,832     1,851,000
====================================================================================================================================
Business               B -      Caa1   1,875,000  Muzak Holdings LLC, 13% due 3/15/2010 (b)(c)              1,058,361     1,059,375
Services--1.0%
====================================================================================================================================
Cable--7.8%            B        B3       250,000  @ Entertainment Inc., 17.50% due 2/01/2009 (b)              101,603       149,062
                                                  Charter Communications Holdings LLC (c):
                       B+       B2       500,000   8.625% due 4/01/2009                                       498,520       468,750
                       B+       B2       470,000   9.922% due 4/01/2011 (b)                                   301,585       282,000
                       B -      B3       250,000  Classic Cable Inc., 9.375% due 8/01/2009 (c)                250,000       242,500
                       B        B3     3,500,000  Coaxial Communications/Phoenix, 10% due 8/15/2006         3,496,529     3,500,000
                       CCC+     Caa1   2,000,000  Coaxial LLC/Coaxial Finance, 11.864% due 8/15/2008 (b)    1,307,319     1,340,000
                       B -      B3       950,000  Rifkin Acquisition Partners LP, 11.125% due 1/15/2006     1,036,438     1,049,750
                                                  Telewest Communications PLC:
                       B+       B1     1,000,000   11.25% due 11/01/2008                                    1,000,000     1,092,500
                       B+       B1       600,000   8.97% due 4/15/2009 (b)(c)                                 403,921       366,750
                                                                                                         ------------  ------------
                                                                                                            8,395,915     8,491,312
====================================================================================================================================
Chemicals--8.5%        BBB -    Baa3   1,000,000  Equistar Chemicals LP, 8.75% due 2/15/2009 (c)              997,278       982,502
                       BB       Ba2    2,086,325  Huntsman Corporation, Term, due 12/31/2002 (a)            2,084,249     2,081,110
                                                  Huntsman ICI Chemical (a):
                       NR*      Ba3      750,000   Term B, due 6/30/2007                                      747,225       752,500
                       NR*      Ba3      750,000   Term C, due 6/30/2008                                      747,219       752,500
                       NR*      Ba3    2,992,500  Lyondell Petrochemical Co., Term E, due 5/17/2006 (a)     2,988,867     3,004,344
                       NR*      B2     1,946,439  Pioneer America's, Inc., Term, due 12/05/2006 (a)         1,946,439     1,625,277
                                                                                                         ------------  ------------
                                                                                                            9,511,277     9,198,233
====================================================================================================================================
Computer-Related       NR*      NR*    3,000,000  Bridge Information Systems, Term B, due 5/29/2005 (a)     3,015,000     3,001,875
Services--2.8%
====================================================================================================================================
Consumer               B+       B2       250,000  Evenflo Company Inc., 11.75% due 8/15/2006                  250,000       247,812
Products--1.5%         B+       B2       360,000  Scotts Company, 8.625% due 1/15/2009 (c)                    360,000       349,200
                       B+       B1       997,500  United Industries, Term B, due 1/20/2006 (a)                996,313       991,266
                                                                                                         ------------  ------------
                                                                                                            1,606,313     1,588,278
====================================================================================================================================
Diversified--1.8%      BB       Ba3    1,985,000  SPX Corporation, Term B, due 9/30/2006 (a)                1,975,872     1,997,406
====================================================================================================================================
Drilling--5.8%         BB -     B1     3,000,000  Cliffs Drilling, 10.25% due 5/15/2003                     3,120,000     2,932,500
                       B -      B1     1,500,000  Key Energy Services Inc., Term B, due 9/14/2004 (a)       1,481,730     1,488,750
                       BB -     Ba3    1,300,000  RBF Finance Company, 11.375% due 3/15/2009                1,370,720     1,365,000
                       B+       B1       500,000  Parker Drilling Co., 9.75% due 11/15/2006                   450,510       478,750
                                                                                                         ------------  ------------
                                                                                                            6,422,960     6,265,000
====================================================================================================================================
Electronics/Electronic B        B2       775,000  Advanced Glassfiber Yarn, 9.875% due 1/15/2009              760,072       744,968
Components--2.8%       B        B2       395,000  BGF Industries Inc., 10.25% due 1/15/2009                   387,386       353,525
                       B        B1       300,000  Filtronic PLC, 10% due 12/01/2005 (c)                       300,000       288,000
                       B+       B1       750,000  Flextronics International Ltd., 8.75% due 10/15/2007        778,125       735,000
                       B+       B3       995,000  High Voltage Engineering, 10.50% due 8/15/2004              961,999       925,350
                                                                                                         ------------  ------------
                                                                                                            3,187,582     3,046,843
====================================================================================================================================
Energy--3.7%           B        B1       500,000  Belco Oil & Gas Corp., 8.875% due 9/15/2007                 457,338       480,000
                       B        B2       500,000  Canadian Forest Oil Ltd., 8.75% due 9/15/2007               462,107       486,250
                       B        B3       500,000  Chesapeake Energy Corp., 9.625% due 5/01/2005               423,650       465,000
                       B        B2       500,000  Energy Corp. of America, 9.50% due 5/15/2007                464,537       443,750
                       NR*      Ca       500,000 +Forcenergy, Inc., 8.50% due 2/15/2007                       392,105       410,000
                       B        B2       250,000  Forest Oil Corporation, 10.50% due 1/15/2006                247,198       257,500


                                     6 & 7

                                 Debt Strategies Fund III, Inc., August 31, 1999

                       S&P    Moody's     Face                                                                             Value
INDUSTRIES            Rating  Rating     Amount                  Corporate Debt Obligations                   Cost       (Note 1b)
====================================================================================================================================
Energy (concluded)     B+       B2    $1,000,000  Pool Energy Services Co., 8.625% due 4/01/2008         $  1,003,625  $    975,000
                       B+       B1       500,000  Vintage Petroleum, Inc., 9% due 12/15/2005                  487,273       498,750
                                                                                                         ------------  ------------
                                                                                                            3,937,833     4,016,250
====================================================================================================================================
Environmental                                     URS Corporation (a):
Services--0.9%         BB       Ba3      500,000   Term B, due 6/09/2006                                      499,509       502,500
                       BB       Ba3      500,000   Term C, due 6/09/2007                                      499,507       502,500
                                                                                                         ------------  ------------
                                                                                                              999,016     1,005,000
====================================================================================================================================
Financial              B+       Ba3      600,000  Willis Corroon Corporation, 9% due 2/01/2009 (c)            600,000       558,000
Services--0.5%
====================================================================================================================================
Food & Kindred         B+       B1     1,000,000  B & G Foods, Term B, due 3/15/2006 (a)                      998,097     1,000,000
Products--7.3%         B -      B3       500,000  Luigino's Inc., 10% due 2/01/2006 (c)                       500,000       475,000
                       B        B2     1,000,000  SC International Services, Inc., 9.25% due 9/01/2007        971,879       993,750
                                                  Snapple, Term B (a):
                       NR*      NR*      724,927   due 2/25/2006                                              720,634       727,193
                       NR*      NR*    1,768,823   due 2/25/2007                                            1,758,246     1,774,718
                                                  Specialty Foods, Inc. (a):
                       NR*      B3     1,075,207   Revolving Credit, due 1/31/2000                          1,075,207     1,073,191
                       NR*      B3     1,844,504   Term, due 1/31/2000                                      1,846,808     1,841,046
                                                                                                         ------------  ------------
                                                                                                            7,870,871     7,884,898
====================================================================================================================================
Forest Products--0.4%  B+       B3       500,000  Millar Western Forest, 9.875% due 5/15/2008                 347,040       476,250
====================================================================================================================================
Furniture &            B -      B3       625,000  Formica Corp., 10.875% due 3/01/2009 (c)                    625,000       588,281
Fixtures--0.5%
====================================================================================================================================
Gaming--4.2%           B -      B3       325,000  Argosy Gaming Co., 10.75% due 6/01/2009 (c)                 325,000       332,312
                       B        B1       500,000  Eldorado Resorts LLC, 10.50% due 8/15/2006                  527,500       512,500
                       B        B2     1,000,000  Harvey Casino Resorts, 10.625% due 6/01/2006              1,052,500     1,030,000
                       B        B2       250,000  Hollywood Park Inc., 9.25% due 2/15/2007                    250,000       241,250
                       B        B2       250,000  Hollywood Park/Operating, 9.50% due 8/01/2007               252,656       243,750
                       B+       B3       300,000  Horseshoe Gaming LLC, 9.375% due 6/15/2007                  303,000       299,250
                       B        B3     1,040,000  Isle of Capri Casinos, 8.75% due 4/15/2009 (c)            1,048,053       956,800
                       BB+      Ba2      625,000  Park Place Entertainment, 7.875% due 12/15/2005             625,000       593,750
                       B        B2       375,000  Trump Atlantic City Associates/Funding Inc., 11.25%
                                                  due 5/01/2006                                               323,930       318,750
                                                                                                         ------------  ------------
                                                                                                            4,707,639     4,528,362
====================================================================================================================================
Health Care            B+       Ba3    2,955,000  Integrated Health Services, Inc., Term,
Providers--2.3%                                   due 9/15/2003 (a)                                         2,958,694     2,541,300
====================================================================================================================================
Hotels & Motels--6.8%  B -      B2       500,000  Extended Stay America, 9.15% due 3/15/2008                  478,434       475,000
                       BB       Ba2    1,000,000  HMH Properties, Inc., 8.45% due 12/01/2008                  996,800       922,500
                       NR*      NR*    1,000,000  Starwood Hotels & Resorts Trust, Term,
                                                  due 2/23/2003 (a)                                           990,522       991,875
                       NR*      Ba1    2,000,000  Starwood Hotels & Resorts Worldwide, Inc., Bridge,
                                                  due 2/23/2003 (a)                                         1,991,295     2,000,416
                                                  Wyndham International (a):
                       B+       B3     1,000,000   Term, due 6/30/2004                                        995,133       994,063
                       B+       B3     2,000,000   Term, due 6/30/2006                                      1,995,086     1,989,688
                                                                                                         ------------  ------------
                                                                                                            7,447,270     7,373,542
====================================================================================================================================
Industrial             B        B2       350,000  Building One Services, 10.50% due 5/01/2009                 342,262       325,500
Services--0.3%
====================================================================================================================================
Leasing & Rental                                  Avis Rent A Car (a):
Services--5.4%         B+       B3     1,500,000   Term B, due 6/30/2006                                    1,496,316     1,488,750
                       B+       B3     1,500,000   Term C, due 6/30/2007                                    1,496,304     1,489,688
                       B        B3       250,000  National Equipment Services, 10% due 11/30/2004             245,069       250,000
                       B        B3     2,000,000  Neff Corp., 10.25% due 6/01/2008                          1,924,965     2,020,000
                       B -      B3       500,000  Penhall International, 12% due 8/01/2006                    476,308       495,000
                       B        B3       250,000  Universal Hospital Services, 10.25% due 3/01/2008           213,844       185,000
                                                                                                         ------------  ------------
                                                                                                            5,852,806     5,928,438
====================================================================================================================================
Manufacturing--4.5%    BB -     B1     1,990,000  Environmental Systems Product, Inc., Term B,
                                                  due 9/30/2005 (a)                                         1,980,987     1,970,100
                       B -      B2       475,000  Fairfield Manufacturing Company Inc., 9.625%
                                                  due 10/15/2008                                              475,000       450,656
                       NR*      NR*    2,000,000  Metokote Corp., Term B, due 11/02/2005 (a)                1,986,257     2,003,750
                       CCC -    Ca       500,000  Morris Materials Handling, 9.50% due 4/01/2008              376,700       200,000
                       B -      B3       300,000  Russell-Stanley Holdings Inc., 10.875%
                                                  due 2/15/2009 (c)                                           297,816       298,500
                                                                                                         ------------  ------------
                                                                                                            5,116,760     4,923,006
====================================================================================================================================
Medical                B+       B1     1,908,111  Alaris Medical Systems Inc., Term D, due 5/01/2005 (a)    1,908,111     1,910,496
Equipment--3.6%        B+       B1     2,000,000  Hanger Ortho, Term B, due 12/30/2006 (a)                  1,995,078     2,005,626
                                                                                                         ------------  ------------
                                                                                                            3,903,189     3,916,122
====================================================================================================================================
Metals &               NR*      NR*    1,000,000  AEI Resources, Term B, due 12/31/2004 (a)                   992,761       987,500
Mining--4.1%           BB -     B2       500,000  Golden Northwest Aluminum, 12% due 12/15/2006               500,000       509,375
                       NR*      B1     3,000,000  Ormet Corporation, Term, due 8/15/2008 (a)                2,992,970     2,992,970
                                                                                                         ------------  ------------
                                                                                                            4,485,731     4,489,845
====================================================================================================================================
Online                 B -      B3       300,000  PSINet Inc., 11% due 8/01/2009 (c)                          300,000       297,000
Services--0.5%         B -      B3       250,000  Verio Inc., 11.25% due 12/01/2008                           250,000       253,750
                                                                                                         ------------  ------------
                                                                                                              550,000       550,750
====================================================================================================================================
Packaging--2.1%        B        B1       250,000  Consumers Packaging Inc., 9.75% due 2/01/2007               250,000       232,500
                       NR*      NR*    1,500,000  Kerr Group, Term B, due 3/12/2006 (a)                     1,492,876     1,499,063
                       B        B3       500,000  Packaging Corporation of America, 9.625%
                                                  due 4/01/2009 (c)                                           500,000       505,000
                                                                                                         ------------  ------------
                                                                                                            2,242,876     2,236,563
====================================================================================================================================


                                     8 & 9

                                 Debt Strategies Fund III, Inc., August 31, 1999

                       S&P    Moody's     Face                                                                             Value
INDUSTRIES            Rating  Rating     Amount                  Corporate Debt Obligations                   Cost       (Note 1b)
====================================================================================================================================
Paging--0.1%           CCC+     B3    $  100,000  Metrocall Inc., 11% due 9/15/2008                      $     99,333  $     76,000
====================================================================================================================================
Paper--7.6%            NR*      NR*    1,993,750  Cellular Tissue Holdings, Inc., Term C,
                                                  due 3/24/2005 (a)                                         1,987,163     1,968,828
                       BB       B2       450,000  Norampac Inc., 9.50% due 2/01/2008                          460,875       452,250
                       NR*      Ba2    2,000,000  Pacifica Papers, Term B, due 12/31/2006 (a)               1,997,607     2,005,000
                                                  Packaging Corp. (a):
                       NR*      Ba3      464,876   Term B, due 4/12/2007                                      463,193       466,547
                       NR*      Ba3      464,876   Term C, due 4/12/2008                                      463,183       466,910
                       NR*      NR*    3,000,000  Repap New Brunswick, Inc., Term B, due 6/01/2004 (a)      3,030,000     2,902,500
                                                                                                         ------------  ------------
                                                                                                            8,402,021     8,262,035
====================================================================================================================================
Petroleum              NR*      Ba3    2,000,000  Clark Refining & Marketing, Inc., Term,
Refineries--1.7%                                  due 11/15/2004 (a)                                        2,000,000     1,900,000
====================================================================================================================================
Printing &             B+       B2       500,000  Big Flower Press Holdings, 8.625% due 12/01/2008            500,000       470,625
Publishing--1.3%       B+       B1       450,000  Mail-Well I Corp., 8.75% due 12/15/2008                     448,927       432,000
                       B        B3       250,000  Premier Graphics Inc., 11.50% due 12/01/2005                250,000       227,500
                       BB -     Baa3     250,000  World Color Press Inc., 8.375% due 11/15/2008               250,000       242,500
                                                                                                         ------------  ------------
                                                                                                            1,448,927     1,372,625
====================================================================================================================================
Property               NR*      Ba1    2,000,000  Prison Realty, Term C, due 12/31/2002 (a)                 1,987,727     1,991,666
Management--2.0%       B+       Ba1      150,000  Prison Realty Trust Inc., 12% due 6/01/2006                 150,000       151,500
                                                                                                         ------------  ------------
                                                                                                            2,137,727     2,143,166
====================================================================================================================================
Retail--0.4%           B -      Caa1     450,000  United Auto Group, Inc., 11% due 7/15/2007                  421,193       405,000
====================================================================================================================================
Satellite                                         Echostar DBS Corporation:
Telecommunication      B        B2       200,000   9.25% due 2/01/2006                                        200,000       196,000
Distribution           B        B2       800,000   9.375% due 2/01/2009                                       800,000       788,000
Systems--1.9%          CCC      B3       750,000  Golden Sky Systems, 12.375% due 8/01/2006                   819,375       820,312
                       B -      B3       250,000  Pegasus Communications, 9.75% due 12/01/2006                250,000       248,750
                                                                                                         ------------  ------------
                                                                                                            2,069,375     2,053,062
====================================================================================================================================
Textiles--0.3%         B        Caa3     600,000  Galey & Lord, Inc., 9.125% due 3/01/2008                    478,590       312,000
====================================================================================================================================
Tower Construction &                              Crown Castle International Corporation:
Leasing--1.5%          B        B3       150,000   9% due 5/15/2011                                           150,000       139,500
                       B        B3       345,000   10.375% due 5/15/2011 (b)                                  214,324       191,475
                       NR*      NR*      500,000  Spectrasite Holdings Inc., 11.25% due 4/15/2009 (b)(c)      301,464       252,500
                       NR*      NR*    1,000,000  Spectrasite, Term B, due 6/30/2006 (a)                    1,007,500     1,002,188
                                                                                                         ------------  ------------
                                                                                                            1,673,288     1,585,663
====================================================================================================================================
Transportation--       BB -     Ba3    1,000,000  Transport Manufacturing, Term B, due 6/15/2006 (a)          997,554     1,000,000
Services--0.9%
====================================================================================================================================
Waste Management--     BB -     B3     1,300,000  Norcal Waste Systems, 13.50% due 11/15/2005               1,426,250     1,397,500
1.6%                   B+       B3       300,000  Safety-Kleen Corporation, 9.25% due 5/15/2009 (c)           300,000       296,250
                                                                                                         ------------  ------------
                                                                                                            1,726,250     1,693,750
====================================================================================================================================
Wired                  BB -     B2       400,000  Call-Net Enterprises Inc., 9.375% due 5/15/2009             399,102       373,000
Telecommunications--   B        B3       775,000  Caprock Communications, 11.50% due 5/01/2009 (c)            763,870       775,000
5.9%                   B -      Caa2     925,000  Global Telesystems Group, 9.875% due 2/15/2005              897,282       888,000
                       B        B3       120,000  Hermes Europe Railtel BV, 10.375% due 1/15/2009             120,000       120,300
                       B        B2       750,000  Intermedia Communications Inc., 9.50% due 3/01/2009         746,739       703,125
                       B        B3       500,000  Level 3 Communications Inc., 10.50% due 12/01/2008 (b)      323,612       287,500
                       B        B2       250,000  Metromedia Fiber Network, 10% due 11/15/2008                250,000       247,500
                       B        B3       300,000  Netia Holdings II BV, 13.125% due 6/15/2009 (c)             300,000       305,250
                       B        B3     2,000,000  Nextlink Communications, 12.25% due 6/01/2009 (b)         1,136,814     1,170,000
                       B -      B3       500,000  Primus Telecommunications Group, 11.25% due 1/15/2009       500,000       477,500
                       B -      B2       400,000  RSL Communications PLC, 9.875% due 11/15/2009 (c)           390,635       348,000
                       NR*      NR*      200,000  Versatel Telecom BV, 11.875% due 7/15/2009 (c)              198,553       191,652
                                                  Worldwide Fiber Inc.:
                       B        B3       360,000   12.50% due 12/15/2005                                      360,000       367,200
                       B        B3       200,000   12% due 8/01/2009 (c)                                      200,000       200,500
                                                                                                         ------------  ------------
                                                                                                            6,586,607     6,454,527
====================================================================================================================================
Wireless               B        B3       675,000  ClearNet Communications, 10.125% due 5/01/2009 (b)          425,641       394,875
Telecommunications--                              Dolphin Telecom PLC (b):
10.1%                  CCC+     Caa1     250,000   11.50% due 6/01/2008                                       122,275       110,000
                       CCC+     Caa1     330,000   14% due 5/15/2009 (c)                                      174,554       135,713
                                                  ESAT Telecom Group PLC:
                       B+       Caa1     625,000   12.427% due 2/01/2007 (b)                                  468,486       450,000
                       B+       Caa1   1,375,000   11.875% due 12/01/2008                                   1,454,062     1,409,375
                       B -      B3       400,000  Microcell Telecommunications, 12% due 6/01/2009 (b)         229,989       238,000
                       NR*      Ba3    2,500,000  Nextel Communications Inc., Term C, due 3/31/2007 (a)     2,500,000     2,498,438
                       CCC+     B3     1,050,000  Nextel Partners Inc., 14% due 2/01/2009 (b)(c)              577,647       630,000
                       NR*      B2     1,497,334  Omnipoint, Term C, due 2/17/2006 (a)                      1,405,678     1,482,985
                       NR*      NR*    2,000,000  PowerTel PCS, Term B, due 3/04/2001 (a)                   1,994,720     1,985,626
                       CCC+     Caa1     650,000  Telesystem International Wireless Inc., 16.147%
                                                  due 6/30/2007 (b)                                           388,014       318,500
                       NR*      B2     1,000,000  Tritel Holdings, Term B, due 12/31/2007 (a)                 987,882       998,958
                       NR*      B3       525,000  Tritel PCS Inc., 12.75% due 5/15/2009 (b)(c)                293,437       299,250
                                                                                                         ------------  ------------
                                                                                                           11,022,385    10,951,720
====================================================================================================================================
                                                  Total Investments in Corporate Debt
                                                  Obligations--135.0%                                     149,313,262   146,666,459
====================================================================================================================================


                                    10 & 11

                                 Debt Strategies Fund III, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                                         Shares                                                                            Value
INDUSTRIES                                Held                      Preferred Stocks                          Cost       (Note 1b)
====================================================================================================================================
Packaging--0.5%                            5,000  Packaging Corporation of America (c)(d)                $    500,000  $    547,500
====================================================================================================================================
Tower Construction &                       2,197  Crown Castle International Corporation (d)                2,208,485     2,207,573
Leasing--2.1%
====================================================================================================================================
Wireless                                   1,000  Centaur Funding Corp.                                     1,000,000     1,051,875
Telecommunications--                         500  Dobson Communications (d)                                   481,250       480,000
1.4%                                                                                                     ------------  ------------
                                                                                                            1,481,250     1,531,875
====================================================================================================================================
                                                  Total Investments in Preferred Stocks--4.0%               4,189,735     4,286,948
====================================================================================================================================
                                          Face
                                         Amount                    Short-Term Securities
====================================================================================================================================
Commercial Paper**--                  $  582,000  General Motors Acceptance Corp., 5.56% due 9/01/1999        582,000       582,000
0.5%
====================================================================================================================================
                                                  Total Investments in Short-Term Securities--0.5%            582,000       582,000
====================================================================================================================================
                                                  Total Investments--139.5%                              $154,084,997   151,535,407
                                                                                                         ============
                                                  Liabilities in Excess of Other Assets--(39.5%)                        (42,884,033)
                                                                                                                       ------------
                                                  Net Assets--100.0%                                                   $108,651,374
                                                                                                                       ============
====================================================================================================================================

(a) Floating or Variable Rate Corporate Debt -- The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or in some cases, another base lending rate. Corporate loans represent 69.1% of the Fund's net assets.
(b) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
*     Not Rated.
** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
+     Non-income producing security.

      See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of August 31, 1999
====================================================================================================================================
Assets:        Investments, at value (identified cost--$154,084,997) (Note 1b) .................                       $151,535,407
               Receivables:
                 Interest ......................................................................    $  2,499,386
                 Securities sold ...............................................................         593,791
                 Dividends .....................................................................          87,930
                 Forward foreign exchange contracts ............................................           7,439          3,188,546
                                                                                                    ------------
               Deferred organization expenses (Note 1g) ........................................                              2,836
               Prepaid expenses and other assets ...............................................                             33,749
                                                                                                                       ------------
               Total assets ....................................................................                        154,760,538
                                                                                                                       ------------
====================================================================================================================================
Liabilities:   Payables:
                 Loans (Note 5) ................................................................      44,000,000
                 Custodian bank (Note 1i) ......................................................       1,171,102
                 Interest on loans .............................................................         456,487
                 Dividends to shareholders (Note 1h) ...........................................         215,855
                 Investment adviser (Note 2) ...................................................          76,332
                 Securities purchased ..........................................................          68,000
                 Commitment fees ...............................................................           1,322         45,989,098
                                                                                                    ------------
               Deferred income (Note 1f) .......................................................                              1,717
               Accrued expenses and other liabilities ..........................................                            118,349
                                                                                                                       ------------
               Total liabilities ...............................................................                         46,109,164
                                                                                                                       ------------
====================================================================================================================================
Net Assets:    Net assets ......................................................................                       $108,651,374
                                                                                                                       ============
====================================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized .....................                       $  1,101,000
               Paid-in capital in excess of par ................................................                        108,740,136
               Undistributed investment income--net ............................................                          1,040,393
               Undistributed realized capital gains on investments and foreign currency
               transactions--net ...............................................................                            325,981
               Unrealized depreciation on investments and foreign currency transactions--net ...                         (2,556,136)
                                                                                                                       ------------
               Total--Equivalent to $9.87 per share based on 11,010,000 shares of capital
               stock outstanding (market price--$8.9375) .......................................                       $108,651,374
                                                                                                                       ============
====================================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                                 Debt Strategies Fund III, Inc., August 31, 1999

STATEMENT OF OPERATIONS

                         For the Six Months Ended August 31, 1999
====================================================================================================================================
Investment Income        Interest and discount earned ..........................................                       $  7,133,476
(Note 1f):               Dividends .............................................................                            292,729
                         Facility and other fees ...............................................                             38,363
                                                                                                                       ------------
                         Total income ..........................................................                          7,464,568
                                                                                                                       ------------
====================================================================================================================================
Expenses:                Loan interest expense (Note 5) ........................................   $  1,082,714
                         Investment advisory fees (Note 2) .....................................        456,701
                         Accounting services (Note 2) ..........................................         46,788
                         Professional fees .....................................................         43,848
                         Borrowing costs (Note 5) ..............................................         29,391
                         Transfer agent fees (Note 2) ..........................................         14,893
                         Directors' fees and expenses ..........................................         14,188
                         Printing and shareholder reports ......................................         10,233
                         Organization expenses (Note 1g) .......................................          9,954
                         Listing fees ..........................................................          9,474
                         Custodian fees ........................................................          9,201
                         Pricing services ......................................................          6,553
                         Other .................................................................          3,521
                                                                                                   ------------
                         Total expenses ........................................................                          1,737,459
                                                                                                                       ------------
                         Investment income--net ................................................                          5,727,109
                                                                                                                       ------------
====================================================================================================================================
Realized & Unrealized    Realized gain from:
Gain (Loss) on             Investments--net ....................................................        318,591
Investments &              Foreign currency transactions--net ..................................         47,785             366,376
Foreign Currency                                                                                   ------------
Transactions--Net        Change in unrealized appreciation/depreciation on:
(Notes 1c, 1d, 1f & 3):    Investments--net ....................................................     (2,671,994)
                           Foreign currency transactions--net ..................................        (38,442)         (2,710,436)
                                                                                                   ------------        ------------
                         Net realized and unrealized loss on investments and
                         foreign currency transactions .........................................                         (2,344,060)
                                                                                                                       ------------
                         Net Increase in Net Assets Resulting from Operations ..................                       $  3,383,049
                                                                                                                       ============
====================================================================================================================================

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Six      For the Period
                                                                                                   Months Ended     July 31, 1998+
                                                                                                    August 31,      to February 28,
                  Increase (Decrease) in Net Assets:                                                   1999              1999
====================================================================================================================================
Operations:       Investment income--net .......................................................   $  5,727,109      $  5,158,843
                  Realized gain (loss) on investments and foreign currency transactions--net ...        366,376           (62,479)
                  Change in unrealized appreciation/depreciation on investments
                  and foreign currency transactions--net .......................................     (2,710,436)          154,300
                                                                                                   ------------      ------------
                  Net increase in net assets resulting from operations .........................      3,383,049         5,250,664
                                                                                                   ------------      ------------
====================================================================================================================================
Dividends to      Investment income--net .......................................................     (5,425,519)       (4,397,956)
Shareholders                                                                                       ------------      ------------
(Note 1h):        Net decrease in net assets resulting from dividends to shareholders ..........     (5,425,519)       (4,397,956)
                                                                                                   ------------      ------------
====================================================================================================================================
Capital Share     Proceeds from issuance of Common Stock .......................................             --       110,000,000
Transactions      Offering costs resulting from the issuance of Common Stock ...................         36,136          (295,000)
(Notes 1g & 4):                                                                                    ------------      ------------
                  Net increase in net assets resulting from capital share transactions                   36,136       109,705,000
                                                                                                   ------------      ------------
====================================================================================================================================
Net Assets:       Total increase (decrease) in net assets ......................................     (2,006,334)      110,557,708
                  Beginning of period ..........................................................    110,657,708           100,000
                                                                                                   ------------      ------------
                  End of period* ...............................................................   $108,651,374      $110,657,708
                                                                                                   ============      ============
====================================================================================================================================
                * Undistributed investment income--net .........................................   $  1,040,393      $    738,803
                                                                                                   ============      ============
====================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                    14 & 15

                                 Debt Strategies Fund III, Inc., August 31, 1999

STATEMENT OF CASH FLOWS

                         For the Six Months Ended August 31, 1999
====================================================================================================================================
Cash Provided by         Net increase in net assets resulting from operations ....................................   $    3,383,049
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables ...............................................................         (219,012)
                           Decrease in other assets ..............................................................            9,922
                           Increase in other liabilities .........................................................        1,520,854
                           Realized and unrealized loss on investments and foreign currency transactions--net ....        2,344,059
                           Amortization of discount--net .........................................................         (585,499)
                                                                                                                     --------------
                         Net cash provided by operating activities ...............................................        6,453,373
                                                                                                                     --------------
====================================================================================================================================
Cash Used for            Proceeds from sales of long-term investments ............................................       44,925,113
Investing Activities:    Purchases of long-term investments ......................................................      (71,737,438)
                         Purchases of short-term investments .....................................................      (62,683,673)
                         Proceeds from sales and maturities of short-term investments ............................       62,432,000
                                                                                                                     --------------
                         Net cash used for investing activities ..................................................      (27,063,998)
                                                                                                                     --------------
====================================================================================================================================
Cash Provided by         Cash receipts on capital shares sold ....................................................           36,136
Financing Activities:    Cash receipts of borrowings .............................................................       56,000,000
                         Cash payment on borrowings ..............................................................      (30,000,000)
                         Dividends paid to shareholders ..........................................................       (5,425,837)
                                                                                                                     --------------
                         Net cash provided by financing activities ...............................................       20,610,299
                                                                                                                     --------------
====================================================================================================================================
Cash:                    Net decrease in cash ....................................................................             (326)
                         Cash at beginning of period .............................................................              326
                                                                                                                     --------------
                         Cash at end of period ...................................................................   $           --
                                                                                                                     ==============
====================================================================================================================================
Cash Flow                Cash paid for interest ..................................................................   $      679,027
Information:                                                                                                         ==============
====================================================================================================================================

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived                       For the Six      For the Period
                    from information provided in the financial statements.                          Months Ended     July 31, 1998+
                                                                                                     August 31,      to February 28,
                    Increase (Decrease) in Net Asset Value:                                            1999               1999
====================================================================================================================================
Per Share           Net asset value, beginning of period .......................................    $     10.05       $     10.00
Operating                                                                                           -----------       -----------
Performance:        Investment income--net .....................................................            .51               .47
                    Realized and unrealized gain (loss) on investments and foreign
                    currency transactions--net .................................................           (.20)              .01
                                                                                                    -----------       -----------
                    Total from investment operations ...........................................            .31               .48
                                                                                                    -----------       -----------
                    Less dividends from investment income--net .................................           (.49)             (.40)
                                                                                                    -----------       -----------
                    Capital charge resulting from the issuance of Common Stock .................             --              (.03)
                                                                                                    -----------       -----------
                    Net asset value, end of period .............................................    $      9.87       $     10.05
                                                                                                    ===========       ===========
                    Market price per share, end of period ......................................    $    8.9375       $     8.875
                                                                                                    ===========       ===========
====================================================================================================================================
Total Investment    Based on market price per share ............................................          6.24%++          (7.37%)++
Return:**                                                                                           ===========       ===========
                    Based on net asset value per share .........................................          3.61%++           4.89%++
                                                                                                    ===========       ===========
====================================================================================================================================
Ratios to Average   Expenses, net of reimbursement and excluding interest expense ..............          1.18%*             .31%*
Net Assets:                                                                                         ===========       ===========
                    Expenses, net of reimbursement .............................................          3.13%*             .39%*
                                                                                                    ===========       ===========
                    Expenses ...................................................................          3.13%*            1.09%*
                                                                                                    ===========       ===========
                    Investment income--net .....................................................         10.33%*            8.02%*
                                                                                                    ===========       ===========
====================================================================================================================================
Leverage:           Amount of borrowings, end of period (in thousands) .........................    $    44,000       $    18,000
                                                                                                    ===========       ===========
                    Average amount of borrowings outstanding during the period (in thousands) ..    $    39,902       $     1,737
                                                                                                    ===========       ===========
                    Average amount of borrowings outstanding per share during the period .......    $      3.63       $       .16
                                                                                                    ===========       ===========
====================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ...................................    $   108,651       $   110,658
Data:                                                                                               ===========       ===========
                    Portfolio turnover .........................................................         31.29%            50.99%
                                                                                                    ===========       ===========
====================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.


                                    16 & 17

                                 Debt Strategies Fund III, Inc., August 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans were valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan was available, such Corporate Loan was valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options -- The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Deferred organization and offering expenses -- In accordance with Statement of Position 98-5, unamortized organization expenses of $9,954 were expensed during the six months ended August 31, 1999. The remaining unamortized organization expenses will be expensed by February 29, 2000. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overdraft which resulted from a failed trade.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The


                                    18 & 19

                                 Debt Strategies Fund III, Inc., August 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended August 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $360 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 1999 were $71,080,438 and $45,518,904, respectively.

Net realized gains for the six months ended August 31, 1999 and net unrealized losses as of August 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                    Realized         Unrealized
                                                     Gains             Losses
--------------------------------------------------------------------------------
Long-term investments .....................       $   318,591       $(2,549,590)
Foreign currency transactions .............            47,785            (6,546)
                                                  -----------       -----------
Total .....................................       $   366,376       $(2,556,136)
                                                  ===========       ===========
--------------------------------------------------------------------------------

As of August 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $2,549,590, of which $1,149,782 related to appreciated securities and $3,699,372 related to depreciated securities. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $154,084,997.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the six months ended August 31, 1999 remained constant and for the period July 31, 1998 to February 28, 1999 increased by 11,000,000 from shares sold.

5. Short-Term Borrowings:

On December 18, 1998, the Fund entered into a one-year credit agreement with State Street Bank and Trust Company and Fleet National Bank. The agreement is a $55,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus .50% and/or LIBOR plus .50%. For the six months ended August 31, 1999, the average amount bor-rowed was approximately $39,902,000 and the daily weighted average interest rate was 5.38%. For the six months ended August 31, 1999, facility and commitment fees aggregated approximately $29,000.

6. Subsequent Event:

On September 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.094495 per share, payable on September 30, 1999 to shareholders of record as of September 22, 1999.


YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.


                                    20 & 21

                                 Debt Strategies Fund III, Inc., August 31, 1999

PORTFOLIO PROFILE

As of August 31, 1999

                                                                      Percent of
Quality Ratings                                                       Long-Term
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa ...............................................................     0.8%
BB/Ba .................................................................    25.7
B/B ...................................................................    54.0
CCC/Caa ...............................................................     3.0
CC/Ca .................................................................     0.3
NR (Not Rated) ........................................................    16.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                      Long-Term
Breakdown of Investments by Country                                  Investments
--------------------------------------------------------------------------------
United States .........................................................    93.3%
Canada ................................................................     2.1
United Kingdom ........................................................     1.9
Ireland ...............................................................     1.2
Cayman Islands ........................................................     0.7
Australia .............................................................     0.3
Poland ................................................................     0.3
Netherlands ...........................................................     0.1
Belgium ...............................................................     0.1
--------------------------------------------------------------------------------

                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Coaxial Communications/Phoenix ........................................     2.3%
Ackerley Group Inc. ...................................................     2.1
Lyondell Petrochemical Co. ............................................     2.0
Bridge Information Systems ............................................     2.0
Ormet Corporation .....................................................     1.9
Starwood Hotels & Resorts Worldwide, Inc. .............................     1.9
Wyndham International .................................................     1.9
Avis Rent A Car .......................................................     1.9
Cliffs Drilling .......................................................     1.9
Specialty Foods, Inc. .................................................     1.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Wireless Telecommunications ...........................................     8.1%
Chemicals .............................................................     6.0
Cable .................................................................     5.5
Broadcast--Radio & Television .........................................     5.4
Paper .................................................................     5.4
--------------------------------------------------------------------------------


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary


Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


NYSE Symbol

DBU


                                    22 & 23

This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.




Debt Strategies
Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                       #DEBT03--8/99

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